EXHIBIT  32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NT Holding Corp. on Form 10-K for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, Wesley D. Tate, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  October  10,  2008

By:  /s/  Wesley  D.  Tate
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Wesley  D.  Tate
Chief  Financial  Officer